Exhibit 10.6 (b)

                                AMENDMENT TO
                SUBSIDIARY DATA PROCESSING SERVICES AGREEMENT


              This Amendment to Subsidiary Data Processing Services Agreement (the AAmendment@) is made as of the 29th day of August, 1997, by and between AMERICO LIFE, INC., a Missouri corporation, GREAT SOUTHERN LIFE INSURANCE COMPANY, a Texas corporation (AGreat Southern@), UNITED FIDELITY LIFE INSURANCE COMPANY, a Texas corporation, THE COLLEGE LIFE INSURANCE COMPANY OF AMERICA, a Texas corporation, LOYALTY LIFE INSURANCE COMPANY, a Texas corporation (ALoyalty@), and NATIONAL FARMERS UNION LIFE INSURANCE COMPANY, a Texas corporation.

              WHEREAS,  the parties  entered into that certain  Subsidiary  Data
     Processing   Services   Agreement   dated  as  of   January  1,  1993  (the
     AAgreement@); and

              WHEREAS, on August 29, 1997, Great Southern intends to sell all the outstanding stock of Loyalty to Healthcare COMPARE Corp.; and

              WHEREAS, to facilitate such sale of stock, the parties wish to amend the Agreement to remove Loyalty from the Agreement in the manner provided herein;

              NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that, effective as of the close of business on August 29, 1997, the Agreement shall cease to apply to Loyalty, and Loyalty shall thereafter have no rights or obligations under the Agreement.

              IN  WITNESS  WHEREOF,   the  parties  hereto  have  executed  this
     Amendment as of the date first above written.


     AMERICO LIFE, INC.                      GREAT SOUTHERN LIFE INSURANCE
                                             COMPANY

     By                                      By
         Name                                Name
         Title                               Title

     UNITED FIDELITY LIFE                    THE COLLEGE LIFE INSURANCE
     INSURANCE COMPANY                       COMPANY OF AMERICA

     By                                      By
         Name                                Name
         Title                               Title


     NATIONAL FARMERS UNION                  LOYALTY LIFE INSURANCE COMPANY
     LIFE INSURANCE COMPANY

     By                                      By
         Name                                Name
         Title                               Title